UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2017

ScanSource, Inc.

(Exact name of Registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Logue Court, Greenville, South Carolina 29615

(Address, Including Zip Code, of Principal Executive Offices)

(864) 288-2432

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 11, 2017, the Board of Directors (the “Board”) of ScanSource, Inc. (the “Company”) increased the size of its Board to seven members and appointed Elizabeth O. Temple as a director of the Company, both effective September 11, 2017. Ms. Temple was also appointed to serve on the Nominating and Governance Committees of the Board.

Ms. Temple, age 52, has served as the Chair and Chief Executive Officer of Womble Carlyle Sandridge & Rice, LLP (“Womble”) since January 1, 2016 and has been a practicing corporate and securities attorney at the firm since 1989. Prior to serving as Chair and Chief Executive Officer, Ms. Temple served in a number of leadership roles at the firm over the past decade and has been a partner at the firm since 1997.

Over Ms. Temple’s legal career, she has counseled public and private companies on their highest strategic priorities, giving her an understanding of the challenges and issues in the Company’s industry and the industries of many of its vendors and customers. Her background as a legal advisor to public companies and boards will provide the Board with expertise in the areas of risk management, corporate governance, acquisitions and securities regulation. Ms. Temple has extensive leadership experience serving as the Chief Executive Officer of a large law firm, and she will bring a growth and entrepreneurial perspective to the Board.

Upon her appointment to the Board, Ms. Temple became entitled to a prorated portion of the non-employee directors’ compensation as described in the Company’s proxy statement.

There is no arrangement or understanding between Ms. Temple and any other person pursuant to which Ms. Temple was selected as a director of the Company. The Company engages Womble for a variety of legal services, and paid Womble fees of $239,848 for such services during the fiscal year ended June 30, 2017. Ms. Temple, a partner of the firm, does not receive any direct compensation from fees paid by the Company to Womble.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: September 13, 2017	By:	/s/ Michael L. Baur
	Name:	Michael L. Baur
	Its:	Chief Executive Officer